================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 26, 2006
                        (Date of earliest event reported)

                                   ----------

                               GSI COMMERCE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  0-16611                  04-2958132
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File No.)             Identification No.)

                   935 First Avenue, King of Prussia, PA 19406
              (Address of principal executive offices and zip code)

                                 (610) 265-3229
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 26, 2006, GSI Commerce, Inc. ("GSI Commerce" or the "Registrant") issued a press release announcing its results for the second fiscal quarter ended July 1, 2006 and certain other information. A copy of the press release is furnished as part of this report and incorporated herein by reference.

     The press release (included as Exhibit 99.1) contains the non-GAAP measures merchandise sales, adjusted EBITDA and certain ratios that use those measures. Merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise or records the full amount of such sales on its financial statements. GSI Commerce uses merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management are related to the amount of sales made through GSI Commerce's platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.

     GSI Commerce also uses adjusted EBITDA, which represents earnings (or losses) before interest income/expense, impairment on investment, income taxes, depreciation and amortization, cumulative effect of change in accounting principle related to the adoption of SFAS 123(R) and stock-based compensation. GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which historically has been materially impacted by fluctuations in the price of GSI Commerce's common stock both on a quarterly and annual basis, and is now materially impacted by the adoption of SFAS 123(R), and does not consistently reflect GSI Commerce's results from its core business activities.

     These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in the press release and to be included the conference call have been reconciled to the nearest GAAP measure as is required under Securities and Exchange Commission rules.

     As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release, dated July 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GSI COMMERCE, INC.

                                        By: /s/ Michael G. Rubin
                                            ------------------------------------
                                            Michael G. Rubin
                                            Chairman and Chief Executive Officer

Dated: July 26, 2006

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press Release, dated July 26, 2006